Prospectus dated 01/30/2006 for
Small Cap Growth Fund Class A

Supplement to Prospectus dated 04/07/2006
Supplement to Prospectus dated 07/12/2006

 Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by
Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and
its affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

 All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

 Smith Barney

 Small
Cap Growth Fund

 Contents

 You should know:
 An investment in the fund is
 not a bank deposit and is
 not insured or guaranteed
 by the FDIC or any other
 government
agency.

Investments, risks and performance
1

More on the fund’s investments
6

Management
7

Choosing a class of shares to buy
9

Comparing the fund’s classes
11

Sales charges
12

More about deferred sales charges
16

Buying shares
17

Exchanging shares
18

Redeeming shares
19

Other things to know about share transactions
21

Dividends, distributions and taxes
23

Share price
24

Financial highlights
26

 The fund is a separate series of Smith Barney Investment Funds Inc., a Maryland corporation.

 (This page is intentionally left blank.)

 Investments, risks and performance

 Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of high growth small capitalization companies or in other investments with similar economic characteristics. Small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000
Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 20% of the value of its net assets in equity securities of companies with market capitalizations higher than small capitalization companies.

Selection process

The manager focuses on small capitalization companies that exhibit attractive growth characteristics. The manager selects individual stocks for investment by identifying those companies which exhibit the most favorable growth prospects. In selecting individual companies for investment, the manager considers:

Growth characteristics, including high historic growth rates and high forecasted growth of sales, profits and return on equity

Innovative companies at the cutting edge of positive and dynamic demographic and economic trends

Products and services that give the company a competitive advantage

Skilled management committed to long-term growth

Potential for a long-term investment by the fund

     The manager uses a disciplined investment process to identify small financially sound growth companies that exhibit the potential to become much larger and more successful. Elements of this process include fundamental research, evaluation of key management and screening techniques.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or a slowdown of economic growth

U.S. stock markets perform poorly relative to other types of investments

Small Cap Growth Fund 1

An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests

Small capitalization stocks underperform mid capitalization and large capitalization stocks

The manager’s judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock proves to be incorrect

     Because the fund invests substantially in small capitalization growth companies, an investment in the fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large capitalization companies. Small capitalization companies may have more limited product lines, markets and financial resources than large capitalization companies. They may have shorter operating histories and more erratic businesses. In addition, small capitalization company stocks may be less liquid than large capitalization company stocks.

Who may want to invest

The fund may be an appropriate investment if you:

Are seeking to participate in the long-term potential of small capitalization growth companies

Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large capitalization companies

Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with limited track records

Are seeking diversification

2 Smith Barney Mutual Funds

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C, Y and 1 shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Calendar years ended December 31

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 26.05% in 4th Quarter 2001; Lowest: (29.26)% in 3rd Quarter 2001

Small Cap Growth Fund 3

Average Annual Total Returns (for periods ended 12/31/05)

Since
Inception

1 year
5 year
Inception
Date

Class A Return Before Taxes

0.00

%

(5.29

)%

(1.56

)%
11/30/99

Class A Return After Taxes on

Distributions(1)
0.00
%
(5.29
)%
(1.57
)%
11/30/99

Class A Return After Taxes on

Distributions and Sale of Fund

Shares(1)
0.00
%
(4.42
)%
(1.32
)%
11/30/99

Class B Return Before Taxes

(0.59

)%

(5.21

)%

(1.46

)%
11/30/99

Class C Return Before Taxes

3.56

%

(4.79

)%

(1.27

)%
11/30/99

Class Y Return Before Taxes(2)
N/A

N/A

N/A

11/30/99

Class 1 Return Before Taxes

(3.73

)%

(6.07

)%

(9.42

)%
09/11/00

Russell 2000 Growth Index
(3)
4.15
%
2.28
%
0.35
%
*

* Index comparison begins on 11/30/99.

(1)
 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C, Class Y and Class 1 shares will vary.

(2)
No Class Y shares were outstanding on September 30, 2005.

(3)
 The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

4 Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your

investment)
Class A
Class B
Class C
Class Y
Class 1

Maximum sales charge (load) imposed

on purchases (as a % of offering price)
5.00
%

None

None

None

8.50
%

Maximum deferred sales charge (load)

(as a % of the lower of net asset value

at purchase or redemption)

None

*
5.00
%
1.00
%

None

None

Annual Fund Operating Expenses

(expenses deducted from fund assets)
Class A
Class B
Class C
Class Y**
Class 1

Management fee
0.75
%
0.75
%
0.75
%
0.75
%
0.75
%

Distribution and service (12b-1) fees

0.25

%

1.00

%

1.00

%

None

None

Other expenses
0.45
%
0.42
%
0.24
%
0.05
%
0.67
%

Total annual fund operating expenses

1.45

%

2.17

%

1.99

%

0.80

%

1.42

%

*
 You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**
For Class Y shares, “Other expenses” have been estimated because no Class Y shares were outstanding on September 30, 2005.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

You invest $10,000 in the fund for the period shown

Your investment has a 5% return each year-the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purpose of this example and is not a prediction of the fund’s future performance

You reinvest all distributions and dividends without a sales charge

The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

1 year
3 years
5 years
10 years

Class A (with or without redemption)
   $

640

$

935
   $

1,252

  $

2,148

Class B (redemption at end of period)
   $

720

$

979

   $

1,264

  $

2,320

*

Class B (no redemption)
$220
$
679
$1,164
$2,320
*

Class C (redemption at end of period)
   $

302

$

624

   $

1,072

  $

2,316

Class C (no redemption)
$202
$
624
$1,072
$2,316

Class Y (with or without redemption)
$

82

$

255
$

444

$

990

Class 1 (with or without redemption)
   $

982

$

1,261

   $

1,560

  $

2,407

* Assumes conversion to Class A shares approximately eight years after purchase.

Small Cap Growth Fund 5

More on the fund’s investments

Foreign investments

The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Other investments

Short-term debt securities

While the fund intends to be substantially fully invested in equity securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal and/or interest.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and
interest rate or currency swaps for any of the following purposes:

To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates

As a substitute for buying or selling securities

As a cash flow management technique

     A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

     The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of

6 Smith Barney Mutual Funds

money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are available in the fund’s Statement of Additional Information
(“SAI”).

     The fund also may use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment goal.

Management

Manager

The fund’s investment manager is

Smith Barney Fund Management LLC (“SBFM” or the “manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments, oversees its operations and provides administrative services.

     A discussion regarding the basis for the Board’s approval of the fund’s management agreement with SBFM is available in the fund’s annual report for the fiscal year ended September 30, 2005.

Timothy Woods,

CFA, investment officer of the manager, has been responsible for the day-to-day management of the fund’s portfolio since inception.

     The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager, and has more detailed information about the manager.

     On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset
Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason.

     Legg Mason, whose principal executive offices are located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December
2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Management fee

For its services, the manager received a fee on an annual basis of 0.75% of the fund’s average daily net assets for the most recent fiscal year.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason,

Citigroup Global Markets Inc. (“CGMI”) and

PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

Small Cap Growth Fund 7

     The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

     In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

     The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the
order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First
Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or lia-

8 Smith Barney Mutual Funds

bility. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires
Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers.
The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the
Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that
Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. In addition, you can buy additional Class 1 shares if you are a Class 1 shareholder. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

How much you plan to invest.

How long you expect to own the shares.

The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.

Whether you qualify for any reduction or waiver of sales charges.

     If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $

50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of
Class A shares compared to Class B shares.

Small Cap Growth Fund 9

You may buy shares from:

Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney financial consultants or PFS Registered Representatives (each called a
“Service Agent”).

The fund, but only if you are investing through certain qualified plans or Service Agents.

     Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

Initial
Additional

Classes A, B, C
Class Y
All Classes

General
$

1,000

$

15 million
$

50

IRAs, Self Employed Retirement Plans, Uniform Gifts

or Transfers to Minor Accounts
$

250

  $

15 million

  $

50

Qualified Retirement Plans*
$
25

$15 million
 $

25

Simple IRAs
$
1

n/a
 $

1

Monthly Systematic Investment Plans
$

25

n/a
 $

25

Quarterly Systematic Investment

Plans
$
50

n/a
$50

*
Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

     More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

the front-end sales charges that apply to the purchase of Class A shares the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (within one year)

who qualifies for lower sales charges on Class A shares

who qualifies for a sales load waiver

  Go to http://www.citigroupam.com and click on the name of the fund.

10 Smith Barney Mutual Funds

Comparing the fund’s classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

Class A

Class B

Class C

Class Y

Class 1

Key
•
Initial sales

•
No initial

•
No initial

•
No initial

•
Only available

features

charge

sales charge

sales charge

or deferred

to eligible Class 1

•
You may

•
Deferred

•
Deferred

sales charge

shareholders

qualify for

sales charge

sales charge

•
Must invest

•
Higher initial

reduction

declines over

for only

at least $15

sales charge

or waiver of

time

1 year

million

•
Lower annual

initial sales

•
Converts to

•
Does not

•
Lower annual

expenses

charge

Class A after

convert to

expenses

than Class B

•
Lower annual

8 years

Class A

than the

and Class C

expenses

•
Higher annual

•
Higher annual

other classes

than Class B

expenses

expenses

and Class C

than Class A

than Class A

Initial

Up to 5.00%;

None

None

None

Up to 8.50%;

sales

reduced for

reduced for

charge

large purchases

large purchases

and waived for

certain investors.

No charge for

purchases of

$1,000,000

or more

Deferred

1.00

Up to 5.00%

1.00% if you

None

None

sales

purchases of

charged when

redeem

charge

$ 1,000,000

you redeem

within 1 year

or more if

shares. The

of purchase

you redeem

charge is

within 1 year

reduced over

of purchase

time and there

is no deferred

sales charge

after 5 years

Annual

0.25% of

1.00
% of

1.00% of

None

None

Distribution

average

average

average

and service

daily net

daily net

daily net

fees

assets

assets

assets

Exchange

Class A

Class B shares

Class C

Class Y

Class 1 Shares of

Privilege*

shares of

of most Smith

shares of

shares of

Smith Barney funds

most Smith

Barney funds

most Smith

most Smith

that offer Class 1

Barney

Barney

Barney

shares and Class A

funds

funds

funds

shares of certain

other Smith Barney

mutual funds

* Ask your Service Agent for the Smith Barney funds available for exchange.

Small Cap Growth Fund 11

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

     The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Sales Charge

Sales Charge

Broker/Dealer

as a % of

as a % of

Commission as

offering

net amount

a % of

Amount of purchase

price (%)

invested (%)

offering price

Less than $

25,000

5.00

5.26

4.50

 $25,000 but less than $

50,000

4.25

4.44

3.83

 $50,000 but less than $

100,000

3.75

3.90

3.38

 $100,000 but less than $

250,000

3.25

3.36

2.93

 $250,000 but less than $

500,000

2.75

2.83

2.48

 $500,000 but less than $

1,000,000

2.00

2.04

1.80

 $

1,000,000 or more

 -

0

-

-0
-

 up to

1.00

*

*
 A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00% . If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

12 Smith Barney Mutual Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation privilege

— lets you combine the

current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

�
you; or

�
 your

spouse and

children under the age of 21; and

that are

offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

     Shares of Smith Barney money market funds (

other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund,
Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term
Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

If your current purchase order will be placed through a Smith Barney Financial

Consultant, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

     Certain

trustees and

fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent

— lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the

13-month period by

�
you; or

�
your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares.

You may also backdate your letter up to

90 days, in which case eligible

purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your

Small Cap Growth Fund 13

asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you are setting up your letter of intent through a Smith Barney Financial Consultant, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

     Shares of Smith Barney money market funds (

other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith
Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term
Investment Grade Bond Fund, although not offered with a sales charge, may be combined.

     If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

Employees of NASD members

Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI

Investors who redeemed Class A shares of a Smith Barney fund in the past

60 days, if the
investor’s Service Agent is notified If you qualify for a waiver of the Class A initial sales charge, you must notify your Service

Agent or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website:
http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase

1

st

2

nd

3

rd

4

th

5

th

6th through 8th

Deferred sales charge

5

%

4

%

3

%

2

%

1

%

0%

     LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS

14 Smith Barney Mutual Funds

will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:

Shares issued:

Shares Issued:

At initial

On reinvestment of

Upon exchange From

purchase

dividends and

another Smith Barney

distributions

fund

Eight years after the date

In same proportion

On the date the shares

of purchase payment

as the number of

originally acquired would

Class B shares

have converted into

converting is to total

Class A shares

Class B shares you

own (excluding

shares issued as a

dividend)

   Class 1 shares (available through certain Service Agents)

   Class 1 shares are offered to eligible Class 1 shareholders at the next determined net asset value plus a sales charge. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class 1 shares.

     You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints.

Sales Charge

Sales Charge

Broker/Dealer

as a % of:

as a % of:

Commission as

Offering

Net Amount

a % of

Amount of investment

Price

Invested

Offering Price

Less than $

10,000

8.50

%

9.29
%

7.00

%

 $10,000 but less than $

25,000

7.75

%

8.40
%

6.25

%

 $25,000 but less than $

50,000

6.00

%

6.38
%

5.00

%

 $50,000 but less than $

100,000

4.50

%

4.71
%

3.75

%

 $100,000 but less than $

250,000

3.50

%

3.63
%

3.00

%

 $250,000 but less than $

400,000

2.50

%

2.56
%

2.00

%

 $400,000 but less than $

600,000

2.00

%

2.04
%

1.60

%

 $600,000 but less than $

5,000,000

1.00

%

1.01
%

0.75

%

 $

5,000,000 or more

0.25

%

0.25
%

0.20

%

Small Cap Growth Fund 15

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of

1.00% .

     LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fee until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and, therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

     In addition, you do not pay a deferred sales charge on:

Shares exchanged for shares of another Smith Barney fund

Shares representing reinvested distributions and dividends

Shares no longer subject to the deferred sales charge

     Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past

60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

     The fund’s distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

On payments made through certain systematic withdrawal plans

On certain distributions from a retirement plan

For involuntary redemptions of small account balances

For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website:
http://www.citigroupam.com and click on the name of the fund.

16 Smith Barney Mutual Funds

Buying shares

Through a

You should contact your Service Agent to open a brokerage account

Service Agent

and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

•

Class of shares being bought

•

Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

•

Write the fund at the following address:

Smith Barney Investment Funds Inc.

Smith Barney Small Cap Growth Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

•

Enclose a check to pay for the shares. For initial purchases,

complete and send an account application

•

For more information, please call Shareholder Services

at 1-800-451-2010

Through a

You may authorize your Service Agent or the transfer agent to systematic

transfer funds automatically from (i) a regular bank account,

investment plan

(ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•

Amounts transferred should be at least: $25 monthly or

$50 quarterly.

•

If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Small Cap Growth Fund 17

Exchanging shares

Smith Barney

You should contact your Service Agent to exchange into other Smith offers a distinctive

Barney funds. Be sure to read the prospectus of the Smith Barney fund family of mutual

into which you are exchanging. An exchange is a taxable transaction.

funds tailored to

•

You may exchange shares only for shares of the same class of another help meet the

Smith Barney fund. Not all Smith Barney funds offer all classes.

varying needs of

•
Not all Smith Barney funds may be offered in your state of

both large and

residence. Contact your Service Agent or the transfer agent for small investors

further information.

•
Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic invest-

ment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

•
If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers

(documents transferring ownership of certificates) before the exchange is effective.

•

The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of

Your shares will not be subject to an initial sales charge

additional sales

at the time of the exchange.

charges

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock

Exchange (“NYSE”) is open. For clients of a PFS Registered

Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other sharehold-

ers should call Shareholder Services at 1-800-451-2010 between 9:00

a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail

If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

18 Smith Barney Mutual Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other docu-

ments may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to

10 days.

If you have a brokerage account with a Service Agent, your redemp-

tion proceeds will be placed in your account and not reinvested with-

out your specific instruction. In other cases, unless you direct otherwise,

your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write Primerica

Shareholder Services at the following address:

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to the transfer agent at the following address:

Smith Barney Investment Funds Inc.

Smith Barney Small Cap Growth Fund

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•

The name of the fund and your account number

•

The class of shares and the dollar amount or number of shares to be redeemed

•

Signatures of each owner exactly as the account is registered

Small Cap Growth Fund 19

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $

50,000 per day through the fund. You must complete

an authorization form to authorize telephone redemptions. If eligible,

you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica

Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00

p.m. (Eastern time). All other shareholders should call Shareholder

Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.

(Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash

You can arrange for the automatic redemption of a portion of your withdrawal plans

shares on a monthly or quarterly basis.

To qualify you must own shares of the fund with a value of at least

 $

10,000 ($

5,000 for retirement plan accounts) and each automatic

 redemption must be at least $

50. If your shares are subject to a

deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

•
Your shares must not be represented by certificates

•
All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

20 Smith Barney Mutual Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed.

Name of the fund

Your account number

Class of shares being bought, exchanged or redeemed

Dollar amount or number of shares being bought, exchanged or redeemed

Signature of each owner exactly as the account is registered

        The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

Are redeeming over $50,000

Are sending signed share certificates or stock powers to the transfer agent

Instruct the transfer agent to mail the check to an address different from the one on your account

Changed your account registration

Want the check paid to someone other than the account owner(s)

Are transferring the redemption proceeds to an account with a different registration

     You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

     The fund has the right to:

Suspend the offering of shares

Waive or change minimum and additional investment amounts

Reject any purchase or exchange order

Change, revoke or suspend the exchange privilege

Suspend telephone transactions

Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have
60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send

Small Cap Growth Fund 21

you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

     The fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of Smith Barney Investment Funds, Inc., on behalf of the fund, has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

     The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading

22 Smith Barney Mutual Funds

in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts.
There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

     The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

     The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any,

once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains.

Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your
Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Small Cap Growth Fund 23

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction
Federal tax status

Redemption or exchange of shares
Usually capital gain or loss; long-term only if

shares owned more than one year

Long-term capital gain distributions
Long-term capital gain

Dividends
Ordinary income, potentially taxable

at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

     Corporations may be able to take a dividends-received deduction for a portion of income they receive.

     After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

     The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the
U.S. tax consequences to you of an investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, the fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its

24 Smith Barney Mutual Funds

net asset value every day the NYSE is open.

This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

     The fund’s Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value.
The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

     The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund also may use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

     Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

     International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

     In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

     Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

Small Cap Growth Fund 25

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by

KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class
Y shares because no Class Y shares were outstanding on September 30, 2005.

For a share of Class 1 capital stock outstanding throughout each year ended September 30:

Class 1 Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year
$
9.12

$
8.68

$
6.59

$
8.11

$
17.13

Income (Loss) From Operations:

Net investment loss

(0.10
)

(0.10
)

(0.12
)

(0.12
)

(0.11
)

Net realized and unrealized gain (loss)

1.68

0.54

2.21

(1.40
)

(8.91
)

Total Income (Loss) From Operations

1.58

0.44

2.09

(1.52
)

(9.02
)

Net Asset Value, End of Year
$
10.70

$
9.12

$
8.68

$
6.59

$
8.11

Total Return(2)

17.32
%

5.07
%

31.71
%

(18.74
)%

(52.66
)%

Net Assets, End of Year (000s)
$
6,739

$
6,240

$
6,279

$
4,984

$
6,243

Ratios to Average Net Assets:

Gross expenses

1.42
%

1.34
%

1.91
%

1.62
%

1.29
%

Net expenses

1.42

1.32
(3)

1.91

1.62

1.29

Net investment loss

(1.05
)

(1.07
)

(1.63
)

(1.32
)

(0.87
)

Portfolio Turnover Rate

70
%

118
%

115
%

96
%

223
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
The manager voluntarily waived a portion of its fees.

26 Smith Barney Mutual Funds

   For a share of Class A capital stock outstanding throughout each year ended September 30:

Class A Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year
$
9.16

$
8.72

$
6.59

$
8.10

$
17.13

Income (Loss) From Operations:

Net investment loss

(0.11
)

(0.11
)

(0.09
)

(0.11
)

(0.11
)

Net realized and unrealized gain (loss)

1.69

0.55

2.22

(1.40
)

(8.92
)

Total Income (Loss) From Operations

1.58

0.44

2.13

(1.51
)

(9.03
)

Net Asset Value, End of Year

$10.74

$
9.16

$
8.72

$
6.59

$
8.10

Total Return(2)

17.25
%

5.05
%

32.32
%

(18.64
)%

(52.71
)%

Net Assets, End of Year (000s)
$
141,764

$
136,049

$
134,160

$
96,991

$
109,386

Ratios to Average Net Assets:

Gross expenses

1.45
%

1.37
%

1.52
%

1.52
%

1.34
%

Net expenses

1.45

1.35
(3)

1.52

1.52

1.34

Net investment loss

(1.09
)

(1.11
)

(1.25
)

(1.22
)

(0.92
)

Portfolio Turnover Rate

70
%

118
%

115
%

96
%

223
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
The manager voluntarily waived a portion of its fees.

Small Cap Growth Fund 27

   For a share of Class B capital stock outstanding throughout each year ended September 30:

Class B Shares(1)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year
$
8.84

$
8.48

$
6.46

$
8.00

$
17.03

Income (Loss) From Operations:

Net investment loss

(0.17
)

(0.17
)

(0.14
)

(0.17
)

(0.20
)

Net realized and unrealized gain (loss)

1.63

0.53

2.16

(1.37
)

(8.83
)

Total Income (Loss) From Operations

1.46

0.36

2.02

(1.54
)

(9.03
)

Net Asset Value, End of Year
$
10.30

$
8.84

$
8.48

$
6.46

$
8.00

Total Return(2)

16.52
%

4.25
%

31.27
%

(19.25
)%

(53.02
)%

Net Assets, End of Year (000s)
$
98,603

$
96,470

$
98,445

$
84,984

$
116,761

Ratios to Average Net Assets:

Gross expenses

2.17
%

2.10
%

2.26
%

2.26
%

2.07
%

Net expenses

2.17

2.08
(3)

2.26

2.26

2.07

Net investment loss

(1.81
)

(1.83
)

(1.98
)

(1.96
)

(1.65
)

Portfolio Turnover Rate

70
%

118
%

115
%

96
%

223
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
The manager voluntarily waived a portion of its fees.

28 Smith Barney Mutual Funds

   For a share of Class C capital stock outstanding throughout each year ended September 30:

Class C Shares(1)(2)

2005

2004

2003

2002

2001

Net Asset Value, Beginning of Year

$
8.93

$
8.55

$
6.50

$
8.02

$
17.04

Income (Loss) From Operations:

Net investment loss

(0.16
)

(0.16
)

(0.12
)

(0.15
)

(0.17
)

Net realized and unrealized gain (loss)

1.64

0.54

2.17

(1.37
)

(8.85
)

Total Income (Loss) From Operations

1.48

0.38

2.05

(1.52
)

(9.02
)

Net Asset Value, End of Year

$
10.41

$
8.93

$
8.55

$
6.50

$
8.02

Total Return(3)

16.57
%

4.44
%

31.54
%

(18.95
)%

(52.93
)%

Net Assets, End of Year (000s)

$
16,414

$
19,209

$
21,514

$
18,358

$
26,368

Ratios to Average Net Assets:

Gross expenses

1.99
%

1.96
%

1.97
%

2.01
%

1.93
%

Net expenses

1.99

1.94
(4)

1.97

2.01

1.93

Net investment loss

(1.63
)

(1.70
)

(1.69
)

(1.71
)

(1.50
)

Portfolio Turnover Rate

70
%

118
%

115
%

96
%

223
%

(1)
Per share amounts have been calculated using the average shares method.

(2)
On April 29, 2004, Class L shares were renamed as Class C shares.

(3)
 Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)
The manager voluntarily waived a portion of its fees.

Small Cap Growth Fund 29

(This page is intentionally left blank.)

(Investment Company Act
   file no. 811-03275)

   FD 01712 (01/06)

Smith Barney Small Cap Growth Fund

An investment portfolio of Smith Barney Investment Funds Inc. You may visit the fund’s website at

www.citigroupam.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-

800-451-2010 (or for clients of a PFS Registered Representative, by calling Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds,

125 Broad Street,

New York,

New York

10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at
http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington D.C. 20549-0102.

    If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor its distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

 Supplement to Prospectus dated 04/07/2006

  APRIL 7, 2006

  SUPPLEMENT
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF EACH SMITH BARNEY AND SB MUTUAL FUND LISTED BELOW

  The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus and
Statement of Additional Information.

  Effective
April 7, 2006, each Registrant (except CitiFunds Trust I) and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as listed below.

  There will be no change in the Funds’ investment objective(s)
or investment policies as a result of the name changes.

  For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name

Date of Current Prospectus and SAI

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Adjustable Rate Income Fund

September 28, 2005

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Aggressive Growth Fund, Inc.

December 29, 2005

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

April 30, 2005

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Arizona Municipals Fund, Inc.

September 28, 2005

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

November 28, 2005

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2005

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Fundamental Value Fund, Inc.

January 28, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

April 29, 2005

Legg Mason Partners Short-Term Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners U.S. Government Securities Fund

April 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

April 29, 2005

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Diversified Strategic Income Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Exchange Reserve Fund

November 28, 2005

Legg Mason Partners High Income Fund

November 28, 2005

Legg Mason Partners Municipal High Income Fund

November 28, 2005

Legg Mason Partners Total Return Bond Fund

November 28, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Government Securities Fund

April 29, 2005

Legg Mason Partners Hansberger Global Value Fund

August 29, 2005

Legg Mason Partners Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29,2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29,2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 30, 2006

Legg Mason Partners Small Cap Value Fund

January 30, 2006

Legg Mason Partners Investment Series

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity California Municipals Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity New York Municipals Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

March 30, 2006

Legg Mason Partners Municipal Funds

Legg Mason Partners Florida Municipals Fund

July 29, 2005

Legg Mason Partners Georgia Municipals Fund

July 29, 2005

Legg Mason Partners Limited Term Municipals Fund

July 29, 2005

Legg Mason Partners National Municipals Fund

July 29, 2005

Legg Mason Partners New York Municipals Fund

July 29, 2005

Legg Mason Partners Pennsylvania Municipals Fund

July 29, 2005

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

July 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Oregon Municipals Fund

August 28, 2005

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund

February 28, 2006

Legg Mason Partners Capital Preservation Fund II

February 28, 2006

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

April 29, 2005

Legg Mason Partners Short Duration Municipal Income Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Inflation Management Fund

February 28, 2006

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

April 29, 2005

  FD 03385

 Supplement to Prospectus dated 07/12/2006

  Supplement dated July 12, 2006

  to the Prospectuses and Statements of Additional Information

  of the Funds indicated below

  The following supplements the Prospectus and Statement of
Additional Information for each fund listed below:

  Management

  On August 1, 2006,

Legg Mason Partners Fund Advisor, LLC (or LMPFA) will become the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds.

As set forth in Schedule I to this Supplement, CAM North America, LLC, Batterymarch Financial Management, Inc. and/or Western Asset Management Company will become the fund’s subadviser(s) on August 1, 2006.

CAM North America, LLC (or CAM N.A.), with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (or Legg Mason) in December 2005. Batterymarch Financial Management, Inc. (or Batterymarch), established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006. Western Asset Management Company (or Western Asset), established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA, CAM N.A., Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason.

1

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to CAM N.A., Batterymarch and/or Western Asset, as applicable, the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees, will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions.
The fund’s investment management fee remains unchanged.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new Board, approve matters that will result in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The following supplements the Prospectus and Statement of Additional Information for each fund other than Legg Mason Partners S&P 500 Index Fund:

The fund’s Board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund’s front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected

2

to be implemented during the fourth quarter of 2006. The fund’s Prospectus will be further supplemented prior to their implementation.

Effective July 12, 2006, the Legg Mason Partners funds and Salomon Brothers funds will reduce the minimum initial and subsequent investment requirements to $

1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

Reorganization

The following supplements the Prospectus and Statement of Additional Information for each fund listed as an Acquired Fund on Schedule II to this Supplement:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the
“Acquiring Fund”) listed opposite the fund on Schedule II in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur during the first quarter of 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for, as noted later in this supplement, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund).

New investment manager or subadviser

The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule III to this Supplement:

3

In addition to the investment manager and subadviser changes discussed in the “Management” section above, the fund’s Board has approved a new investment manager or subadviser for the fund, as indicated for the fund on Schedule III. In each case the new manager or subadviser is an affiliate of Legg Mason. Under the Investment Company Act of 1940, as amended, shareholder approval of the agreement with the new manager or subadviser must be obtained, and the Board has authorized seeking such approval. Proxy materials describing the new manager or subadviser are expected to be mailed later in 2006. If shareholder approval is obtained, the new manager or subadviser would replace the fund’s then-current manager or subadviser, as described in the “Management” section above.

Investment strategy and other investment-related changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value:

The fund’s Board has approved an investment strategy change for the fund and the fund’s change to non-diversified status. The changes will occur in conjunction with the proposed change of manager, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the investment strategy change prior to its implementation. The fund’s change to non-diversified status requires shareholder approval, and the Board has authorized seeking such approval. Proxy materials describing the change are expected to be mailed later in 2006.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International All Cap Growth Fund and Legg Mason Partners Financial Services
Fund:

The fund’s Board has approved an investment strategy change for the fund. The change will occur in conjunction with the proposed change of subadviser, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the change prior to its implementation.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International Large Cap Fund:

4

The fund’s Board has approved an investment strategy change for the fund and a change to the fund’s 80% investment policy. Shareholders will receive more detailed information regarding these changes prior to their implementation.

Fund closures

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund:

Effective as of the close of business on July 12, 2006, the fund will be closed to all new purchases and incoming exchanges. The fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until August 11, 2006 in order to permit them to select an investment alternative. In addition, the fund will remain open for dividend reinvestment and
Class B to Class A conversions. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the fund will be waived as of the close of business on July 12, 2006.

Dividends and distributions

The following supplements the Prospectus for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December.

Portfolio manager changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

Effective

July 17, 2006, the manager has appointed

Robert Gendelman to manage the equity portion of the Fund’s portfolio. Mr. Gendelman was employed by Cobble Creek Partners, L.P., a registered investment adviser, beginning in October 2003 and prior to that time was a portfolio manager at Neuberger and Berman for more than five years.

5

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Capital Fund Inc and Salomon Brothers Mid Cap Fund and supercedes any contrary information:

Effective

July 12, 2006, the manager has appointed

Brian Posner and

Brian Angerame to co-manage the Fund. Mr. Posner is the Chief Executive Officer of ClearBridge Advisors and is an investment officer of the manager. He joined Legg Mason and the manager in 2005. Previously, he was a
Co-Founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000. Mr. Angerame is a Director and investment officer of the manager. He joined the manager in 2000.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Fund Inc and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, an investment officer of the manager and a co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 1995. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Growth and Income Fund and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, investment officer of the manager and co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 2000. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Small Cap Growth Fund and supercedes any contrary information:

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

  Vincent Gao, CFA

  With respect to the
fund, team leader, responsible for oversight and portfolio strategy; sector manager for small cap growth and balanced strategies and analyst covering technology; joined the investment manager or its affiliates or their predecessor firms in
1999.

January 2003

6

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

  Robert Feitler

  With respect to the
fund, team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined the investment manager or its affiliates or their predecessor firms in 1995.

February 1995

  Dmitry Khaykin

  With respect to the
fund, team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering communications and media; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003, was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co.
Inc.

June 2003

  Margaret Blaydes

  With respect to the
fund, team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering tobacco, beverages, retail and consumer; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

March 2003

* * *

* “Salomon Brothers,” “Smith Barney” and “Citi” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

* * *

7

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Balanced Fund

May 31, 2006

Legg Mason Partners Lifestyle Conservative Fund

May 31, 2006

Legg Mason Partners Lifestyle Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle High Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle Income Fund

May 31, 2006

Legg Mason Partners Aggressive Growth Fund Inc.

December 29, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29, 2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 28, 2006

Legg Mason Partners Small Cap Value Fund

January 28, 2006

Legg Mason Partners Hansberger Global Value Fund

August 30, 2005

8

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

May 1, 2006

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

May 1, 2006

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Small Cap Core Fund, Inc.

May 1, 2006

Legg Mason Partners Fundamental Value Fund Inc.

January 28, 2006

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners S&P 500 Index Fund

May 1, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

9

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Appreciation Fund, Inc.

May 1, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Investment Series

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

February 28, 2006

Salomon Funds Trust

Salomon Brothers Mid Cap Fund

May 1, 2006

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Salomon Brothers Capital Fund Inc

May 1, 2006

Salomon Brothers Series Funds Inc

Salomon Brothers Balanced Fund

May 1, 2006

Salomon Brothers Small Cap Growth Fund

May 1, 2006

Salomon Brothers Investors Value Fund Inc

May 1, 2006

10

Fund

Date of Prospectus and Statement of Additional Information*

The Salomon Brothers Fund Inc

June 30, 2006

*

As supplemented.

11

Schedule I – Subadvisers

Fund

Subadviser(s)

Legg Mason Partners Lifestyle Balanced Fund

CAM N.A.

Legg Mason Partners Lifestyle Conservative Fund

CAM N.A.

Legg Mason Partners Lifestyle Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle High Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle Income Fund

CAM N.A.

Legg Mason Partners Aggressive Growth Fund, Inc.

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

CAM N.A. and

Western Asset

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap and International

CAM N.A. and

Causeway Capital Management LLC

Legg Mason Partners Real Return Strategy Fund

CAM N.A.,

Western Asset and

Batterymarch

Legg Mason Partners Small Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Value Fund

CAM N.A.

Legg Mason Partners Hansberger Global Value Fund

Hansberger Global Investors, Inc.*

Legg Mason Partners Social Awareness Fund

CAM N.A.

12

Fund

Subadviser(s)

Legg Mason Partners Large Cap Value Fund

CAM N.A.

Legg Mason Partners Capital and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Convertible Fund

CAM N.A.

Legg Mason Partners Dividend and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Small Cap Core Fund, Inc.

Batterymarch

Legg Mason Partners Fundamental Value Fund, Inc.

CAM N.A.

Legg Mason Partners Financial Services Fund

Batterymarch

Legg Mason Partners Health Sciences Fund

Batterymarch

Legg Mason Partners Technology Fund

Batterymarch

Legg Mason Partners Classic Values Fund

Olstein & Associates, L.P.*

Legg Mason Partners Large Cap Growth Fund

CAM N.A.

Legg Mason Partners S&P 500 Index Fund

Batterymarch

Legg Mason Partners Mid Cap Core Fund

CAM N.A.

Legg Mason Partners Appreciation Fund, Inc.

CAM N.A.

Legg Mason Partners International All Cap Growth Fund

CAM N.A.

Legg Mason Partners International Fund

Batterymarch

Legg Mason Partners Dividend Strategy Fund

CAM N.A.

Legg Mason Partners Growth and Income Fund

CAM N.A.

Legg Mason Partners Diversified Large Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Growth Opportunities Fund

CAM N.A.

13

Fund

Subadviser(s)

Legg Mason Partners International Large Cap Fund

Batterymarch

Salomon Brothers Mid Cap Fund

CAM N.A.

Legg Mason Partners Emerging Markets Equity Fund

Legg Mason International Equities Limited*

Salomon Brothers Capital Fund Inc

CAM N.A.

Salomon Brothers Balanced Fund

CAM N.A. and

Western Asset

Salomon Brothers Small Cap Growth Fund

CAM N.A.

Salomon Brothers Investors Value Fund Inc

CAM N.A.

The Salomon Brothers Fund Inc

CAM N.A.

*

The fund’s subadviser is unchanged.

14

Schedule II – Reorganizations

Acquired Fund

Acquiring Fund

Legg Mason Partners Large Cap Value Fund

Salomon Brothers Investors Value Fund Inc

Legg Mason Partners Growth and Income Fund

  Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap and International

Salomon Brothers Mid Cap Fund

Salomon Brothers Capital Fund Inc

Legg Mason Partners Small Cap Growth Fund

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Capital and Income Fund

Salomon Brothers Balanced Fund

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

Legg Mason Balanced Trust

Legg Mason Financial Services Fund

Legg Mason Partners Financial Services Fund

Legg Mason Partners International Fund

Legg Mason Partners International Large Cap Fund

15

Schedule III – Manager/Subadviser Proposals

Fund

Proposed New Manager

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Capital Management, Inc.

Fund

Proposed New Subadviser

Legg Mason Partners Social Awareness Fund

Legg Mason Investment Counsel, LLC

Legg Mason Partners International All Cap Growth Fund

Brandywine Global Asset Management, LLC

Legg Mason Partners Financial Services Fund

Barrett Associates, Inc.

16

   Statement of Additional Information dated 01/30/2006 for

   Small Cap Growth Fund Class A

 Supplement to SAI dated 02/17/2006

 Supplement to SAI dated 04/07/2006

 Supplement to SAI dated 07/12/2006

   January 30, 2006

   STATEMENT OF ADDITIONAL INFORMATION

   SMITH BARNEY SMALL CAP GROWTH FUND

   125 Broad Street
   New York, New York 10004
   1-800-451-2010

        This Statement of Additional Information
(“SAI”) expands upon and supplements the information contained in the current Prospectus of Smith Barney Small Cap Growth Fund (the “Fund”), dated January 30, 2006, and should be read in conjunction with the Fund’s
Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the “Company”). Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, which are incorporated herein by reference. A Prospectus and copies of the reports may be obtained free of charge by contacting a Smith Barney Financial Advisor, a PFS Investments Inc. (“PFS”) Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a “Service Agent”), or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Investment Objective and Management Policies
2

Portfolio Manager Disclosure
12

Investment Restrictions
14

Directors and Officers of the Company
16

Purchase of Shares
21

PFS Accounts
28

Redemption of Shares
28

Distributors
30

Valuation of Shares
32

Exchange Privilege
33

Taxes
33

Additional Information
38

Financial Statements
41

Other Information
41

Appendix A—Proxy Voting Guidelines and Procedures Summary
A-1

   INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The Prospectus discusses the Fund’s investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks attendant to such investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the
“manager”) serves as investment manager to the Fund.

        The Fund attempts to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of high growth small capitalization companies or in other investments with similar economic characteristics. Small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the Fund still will be considered to be securities of small capitalization companies for purposes of the Fund’s
80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. This investment policy will not be applicable when the Fund pursues a temporary defensive strategy as described in the
Prospectus. The Fund’s 80% investment policy may be changed by the Board of Directors of the Company on 60 days’ notice to shareholders.
   Index-Related Securities

        The Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index (“Equity Equivalents”). Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average),
SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market) and various iShares Funds (interests in a portfolio of securities that seeks to track the performance of any of an array of market indexes). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

        Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for
Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expenses associated with an investment in Equity Equivalents may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.

        To the extent the Fund invests in securities of other investment companies, including Equity Equivalents, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the Fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if the Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to limitations under the Investment Company Act of 1940, as amended (“1940 Act”), and market availability.

        The
prices of Equity Equivalents are derived from and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of Fund shares.
   Foreign Securities and American Depositary Receipts

        The Fund has the authority to invest up
to 10% of its assets in foreign securities (including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) and American Depositary Receipts (“ADRs”) or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement.

        Generally, ADRs which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

        Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private business or property are more likely. The Fund may invest in securities of foreign governments
(or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well.
   Lending of Portfolio Securities

     Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The
Fund may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S.
government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

        In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the
Fund’s portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, Legg Mason, Inc. (“Legg Mason”), of which
SBFM is a wholly-owned subsidiary, or Citigroup Global Markets Inc. (“CGMI”), one of the Fund’s co-distributors, and which is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains
(see “Taxes” below).

  Repurchase Agreements

        The Fund may
agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102%
of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund’s manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.
   Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller.

        Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

     The Fund currently intends to invest not more than 33 1 / 3 % of its net assets in reverse repurchase agreements.
   When-Issued Securities and Delayed Delivery Transactions

        In order to secure what the
manager considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do
so.

        U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public’s perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S.
government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

        The Fund will maintain in a segregated account cash or
liquid securities equal to the amount of the Fund’s when-issued or delayed delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund’s assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).
   Money Market Instruments

        As stated in the Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and
repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

        Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated
interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

        Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation
(the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

        Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest
(but not as to sovereign risk) by the domestic parent bank.

        Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the
Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.
The deposits of State Branches may not necessarily be insured by the FDIC.

        In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

        Savings
and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

   Options, Futures and Currency Strategies

        The Fund may use forward
currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

        To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the Fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount (“position hedging”). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated (“cross hedging”). The Fund’s custodian places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

        For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the manager intends to include in its portfolio. The Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

        The Fund may write call
options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is “covered” if the Fund owns the security or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

        Although the Fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the manager’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

   Options on
Securities

       As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

        The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of

   a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

        Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

        The Fund may write (a) in-the-money call options
when SBFM expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

     So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“Clearing Corporation”) or similar clearing corporation and the securities exchange on which the option is written.

        An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

        The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

        Although the Fund
generally will purchase or write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

        Securities
exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

     In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

        Although SBFM will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.
   Stock Index Options

        As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the AMEX Computer Technology Index.

        Options on stock indexes are generally
similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash
“exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

        The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to SBFM’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
   Futures Contracts and
Options on Futures Contracts

        As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

        The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund’s not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index
(known as taking a “short” position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

        No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin”
and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as
“variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as
“marking-to-market.” In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund’s custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

        The Commodity Futures Trading
Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that the Fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

        There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of SBFM to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

        Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.
   Disclosure of Portfolio Holdings

        The Fund has adopted policies and procedures developed by Citigroup Asset Management (”CAM”), the business unit that includes the manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBFM, the Fund’s distributors or their affiliates be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

        CAM’s policy generally provides for the release
of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

        Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

     The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

         1. The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

        2. The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

        3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

        4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

     5. The Fund’s sector weightings, performance attribution (e.g. analysis of the Fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.
        6. The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the Fund or the manager as defined in the 1940 Act (“Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

       Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

        The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

        Currently, the Fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website www.citigroupam.com.

        Set
forth below is a list, as of October 1, 2005, of those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient (holdings)

Frequency

Delay before dissemination

State Street Bank & Trust Co., (Fund Custodian

and Accounting Agent)

Daily

None

Institutional Shareholders Services,

(Proxy Voting Services)

As necessary

None

Bloomberg

Quarterly

25 Days after Quarter End

Lipper

Quarterly

25 Days after Quarter End

S&P

Quarterly

25 Days after Quarter End

Morningstar

Quarterly

25 Days after Quarter End

Vestek

Daily

None

Factset

Daily

None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient (holdings)

Frequency

Delay before dissemination

Baseline

Daily

None

Frank Russell

Monthly

1 Day

Callan

Quarterly

25 Days after Quarter End

Mercer

Quarterly

25 Days after Quarter End

eVestment Alliance

Quarterly

25 Days after Quarter End

CRA RogersCasey

Quarterly

25 Days after Quarter End

Cambridge Associates

Quarterly

25 Days after Quarter End

Marco Consulting

Quarterly

25 Days after Quarter End

Wilshire

Quarterly

25 Days after Quarter End

Informa Investment

Services (Efron)

Quarterly

25 Days after Quarter End

CheckFree (Mobius)

Quarterly

25 Days after Quarter End

Nelsons Information

Quarterly

25 Days after Quarter End

Investors Tools

Daily

None

Advent

Daily

None

BARRA

Daily

None

Plexus

Quarterly

Sent the 1-3 business day following

the end of a Quarter

Elkins/McSherry

Quarterly (Calendar)

Sent the first business day following

the end of a Quarter

Quantitative Services Group

Daily

None

AMBAC

Daily

None

Deutsche Bank

Monthly

Sent 6-8 business days following

month end

Fitch

Monthly

Sent 6-8 business days following

month end

Liberty Hampshire

Weekly and Month End

None

Sun Trust

Weekly and Month End

None

New England Pension Consultants

Quarterly

25 Days after Quarter End

Evaluation Associates

Quarterly

25 days after Quarter End

Watson Wyatt

Quarterly

25 days after Quarter End

Moody’s

Weekly Tuesday Night

1 business day

S&P

Weekly Tuesday Night

1 business day

   PORTFOLIO MANAGER DISCLOSURE

        The following tables set forth
certain additional information with respect to the Fund’s portfolio manager. Unless noted otherwise, all information is provided as of December 31, 2005.
      Other Accounts Managed by
Portfolio Manager

        The table below identifies the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. No accounts had fees based on performance.

Registered Investment
Other Pooled

Portfolio Manager(s)
Companies
Investment Vehicles
Other Accounts

Timothy Woods
None
None
18 other accounts with

$2 million in total assets

under management

   Portfolio Manager Compensation

        CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

        CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of Fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

        The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term
(5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

        Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

      Potential Conflicts of Interest

        Potential conflicts of interest may arise when the Fund’s
portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed above.

        The manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

     These potential conflicts include:

        Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

        Pursuit of
Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the
Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

        Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or record-keeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager or its affiliates.

      Portfolio Manager Securities Ownership

       The table below identifies ownership of Fund
securities by the portfolio manager.

Dollar Range of

Portfolio Manager

Ownership of Securities

Timothy Woods

$10,001 – 50,000

INVESTMENT RESTRICTIONS

        The Fund has adopted the following investment restrictions for the protection of shareholders.
Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund’s outstanding shares. The remaining restrictions may be changed by the Company’s Board of Directors at any time. In accordance with these restrictions, the Fund will not:

       1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

        2. Issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the
1940 Act and the rules, regulations and orders thereunder.

        3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

        4. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33
1 / 3 % of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

        5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

     6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of
1933, as amended (“1933 Act”), in disposing of portfolio securities.

        7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

        8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

     9. Invest in oil, gas or other mineral exploration or development programs.

        10. Purchase or otherwise
acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

        11. Invest for the purpose of
exercising control over or management of the issuer.

        12. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

       If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

   Portfolio Turnover

        The Fund’s portfolio turnover rate (the
lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 150%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. For the fiscal years ended September 30, 2004 and 2005, the Fund had turnover rates of 118% and 70%, respectively.
   Portfolio Transactions

        Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall review of the
Company’s Board of Directors. Although investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

        Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the Fund’s shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the Fund.

         The Fund has paid the following in brokerage commissions for portfolio transactions:

% of Total

Dollar Amount of

% of Total Brokerage

Transactions Involving

Total Brokerage

Commissions Paid to
Commissions Paid to

Commissions Paid to

Fiscal Year Ending September 30:
Commissions

CGMI and Affiliates
CGMI and Affiliates

CGMI and Affiliates

2003
 $

1,648,097

$
5,200

0.32%

0.38%

2004
 $

1,901,115

$
13,260

0.70%

1.12%

2005
 $

1,095,406

$
6,836

0.62%

0.76%

        At September 30, 2005, the Fund held no securities issued by its regular broker-dealers.

     The total brokerage commissions paid by the Fund for each fiscal year will vary primarily because of increases or decreases in the Fund’s volume of securities transactions on which brokerage commissions are charged.

        In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment management agreement between the Company and SBFM relating to the Fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act)
provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2005, the Fund directed brokerage transactions totaling $45,334,865 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund totalled $126,257. The manager’s fee under the investment management agreement relating to the Fund between the Company and SBFM is not reduced by reason of its receiving such brokerage and research services. The Company’s Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

        Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the Fund.

     Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, the Fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

   DIRECTORS AND OFFICERS OF THE COMPANY

        The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors. The names of the Directors and officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund.

Term of

Number of

Office*

Portfolios

and

in the Fund

Other

Position(s)

Length

Complex

Directorships

Held with

of Time

Principal Occupation(s)

Overseen

Held by

Name, Address, and Birth Year

Fund

Served

During Past 5 Years

by Director

Director

NON-INTERESTED DIRECTORS:

Paul R. Ades

Director

Since

Law Firm of Paul R. Ades,

15

None

Paul R. Ades, PLLC

1994

PLLC(from April 2000 to

181 West Main Street

Present)

Suite C

Babylon, NY 11702

Birth year: 1940

Dwight B. Crane

Director

Since

Professor, Harvard Business

46

None

Harvard Business School

1981

School

Soldiers Field

Morgan Hall #375

Boston, MA 02163

Birth year: 1937

Frank G. Hubbard

Director

Since

President of Avatar

15

None

c/o Smith Barney

1993

International Inc. (business

Mutual Funds

development) (since 1998)

125 Broad Street

New York, NY 10004

Birth year: 1937

Jerome H. Miller

Director

Since

Retired

15

None

c/o Smith Barney

1998

Mutual Funds

125 Broad Street

New York, NY 10004

Birth year: 1938

Ken Miller

Director

Since

President of Young Stuff

15

None

Young Stuff Apparel

1994

Apparel Group, Inc. (since

Group, Inc.

1963)

930 Fifth Avenue

Suite 610

New York, NY 10021

Birth year: 1942

Term of

Number of

Office*

Portfolios

and

in the Fund

Other

Position(s)

Length

Complex

Directorships

Held with

of Time

Principal Occupation(s)

Overseen

Held by

Name, Address, and Birth Year

Fund

Served

During Past 5 Years

by Director

Director

INTERESTED DIRECTOR:

R. Jay Gerken**

Chairman,

Since

Managing Director of CAM;

171

None

CAM

President

2002

Chairman, President and

399 Park Avenue

and Chief

Chief Executive Officer

4th Floor

Executive

of SBFM and Citi Fund

New York, NY 10022

Officer

Management, Inc. (“CFM”);

Birth year: 1951

President and Chief Executive

Officer of certain mutual funds

associated with Legg Mason;

formerly portfolio manager of

Smith Barney Allocation

Series Inc. (from 1996 to 2001)

OFFICERS:

Andrew B. Shoup

Senior Vice

Since

Director of CAM;

N/A

N/A

CAM

President

2003

Chief Administrative

125 Broad Street

and Chief

Officer of mutual funds

10th Floor

Administrative

associated with Legg Mason;

New York, NY 10004

Officer

Head of International Funds

Birth year: 1956

Administration of CAM

(from 2001 to 2003); Director

of Global Funds Administration

of CAM (from 2000 to 2001)

Timothy Woods, CFA

Vice

Since

Managing Director of CAM

N/A

N/A

CAM

President

1999

and Investment Officer of

100 First Stamford Place

and

SBFM

7th Floor

Investment

Stamford, CT 06902

Officer

Birth year: 1960

Robert I. Frenkel

Secretary

Since

Managing Director and

N/A

N/A

CAM

and

2003

General Counsel of Global

300 First Stamford Place

Chief

Mutual Funds for CAM

4th Floor

Legal

(since 1994); Secretary of

Stamford, CT 06902

Officer

CFM; Secretary and Chief

Birth year: 1954

Legal Officer of certain

mutual funds associated with

Legg Mason

Term of

Number of

Office*

Portfolios

and

in the Fund

Other

Position(s)

Length

Complex

Directorships

Held with

of Time

Principal Occupation(s)

Overseen

Held by

Name, Address, and Birth Year

Fund

Served

During Past 5 Years

by Director

Director

Kaprel Ozsolak

Chief

Since

Vice President of CAM;

N/A

N/A

CAM

Financial

2004

Chief Financial Officer and

125 Broad Street,

Officer and

Treasurer of certain mutual

9th Floor

Treasurer

funds associated with

New York, NY 10004

Legg Mason; Controller of

Birth year: 1965

certain mutual funds

associated with Legg Mason

Steven Frank

Controller

Since

Vice President of CAM;

N/A

N/A

CAM

2005

Controller of certain

125 Broad Street,

mutual funds associated with

New York, NY 10004

Legg Mason

Birth year: 1967

Andrew Beagley

Chief Anti

Chief Anti-

Director, CAM (since 2000);

N/A

N/A

CAM

Money

Money

Director of Compliance,

399 Park Avenue

Laundering

Laundering

North America, CAM (since

New York, NY 10022

Compliance

Compliance

2000)

Birth year: 1962

Officer

Officer

and

since

Chief

2002

Compliance

and

Officer

Chief

Compliance

Officer

since

2004

*
Each Director and officer serves until his or her respective successor has been duly elected and qualified.

**
Mr. Gerken is an “Interested Director” of the Company, as defined in the 1940 Act, because he is an officer of SBFM and certain of its affiliates.

        For the calendar year ended December 31, 2005, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

Aggregate Dollar Range

Dollar Range

of Equity Securities In

of Equity

Registered Investment

Securities in

Companies Overseen by

Name of Independent Director

the Fund

Director

Paul R. Ades

N/A

over $100,000

Dwight B. Crane

N/A

over $100,000

Frank G. Hubbard

N/A

$1 – $10,000

Jerome H. Miller.

N/A

$50,001 – $100,000

Ken Miller.

N/A

$10,001 – $50,000

Name of Interested Director

R. Jay Gerken

N/A

over $100,000

        As of December 31, 2005, none of the Independent
Directors or their immediate family members owned beneficially or of record any securities of the manager or distributors of the Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or distributors of the Fund.

        The Company has an Audit Committee and a Nominating Committee. The members of the Audit
Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Crane, Hubbard, K. Miller and J. Miller.

        In
accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The

   Audit Committee
oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.

     The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during the Fund’s most recent fiscal year.

        No officer, director or employee of Legg Mason or any parent or subsidiary receives any compensation from the Company for serving as an officer or
Director of the Company. The funds served by the Independent Directors pay each Independent Director an aggregate fee apportioned among the funds based on fund asset size of $43,000 per annum plus $5,200 per one-day and $7,800 per two-day meeting attended, plus $500 per telephone meeting attended, and reimburse travel and out-of-pocket expenses. For the calendar year ended December 31, 2005, such expenses totaled $6,906.

        For the fiscal year ended September 30, 2005, the Directors were paid the compensation listed below for service as a Director of the Company and as trustee or director of other Smith Barney Mutual Funds.

Total

Aggregate
Total Pension or

Compensation

Compensation
Retirement

from Fund

Number of

from Company
Benefits

Complex Paid

Funds for

for Fiscal
Accrued as Part

to Directors in

Which Director

Year Ended
of Fund

Fiscal Year

Serves Within

Name of Independent Director
09/30/05
Expenses

Ended 9/30/05

Fund Complex

Paul R. Ades

$
5,398

$0

87,000

15

Dwight B. Crane

$
4,947

$0

251,975

46

Frank G. Hubbard

$
5,543

$0

90,200

15

Jerome Miller

$
4,917

$0

80,200

15

Ken Miller.

$
4,906

$0

79,800

15

Interested Director

R. Jay Gerken(1)

$
0

0

0

171

  (1) Mr. Gerken is not compensated for his services as Director because of his affiliation with the manager.

        During the year in which they attain age 80, Directors are required to change to Emeritus status. Directors Emeritus are entitled to serve in Emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors
Emeritus received $77,625 from the Fund Complex for the fiscal year ended September 30, 2005.

        As of January 11, 2006, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

        As of January 11, 2006, to the knowledge of the Fund, the following shareholders or groups
(as the term is used in Section 13(d) of the 1934 Act) beneficially owned 5% or more of the outstanding shares of the Fund of the following classes:

Class

Percent

Name

Address

A

89.2217
%

PFPC Brokerage Services

FBO Primerica Financial Services

211 South Gulph Road

King of Prussia, PA 19406

B

78.9840
%

PFPC Brokerage Services

FBO Primerica Financial Services

211 South Gulph Road

King of Prussia, PA 19406

1

99.9975
%

PFPC Brokerage Services

FBO Primerica Financial Services

211 South Gulph Road

King of Prussia, PA 19406

   Investment Manager—SBFM

        SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Fund that was approved by the Board of Directors, including a majority of the
Independent Directors, on August 1, 2005 and by the Fund’s shareholders on December 19, 2005. An interim investment management agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup
Inc.’s (“Citigroup”) asset management business to Legg Mason. The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

        Under the Investment Management Agreement, subject to the supervision and direction of the Company’s Board of Directors, the manager manages the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

        SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111.1 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland
21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     As compensation for investment management services, the Fund pays the manager a fee computed daily and paid monthly at the annual rate of

0.75% of the Fund’s average daily net assets. For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund incurred $2,158,351, $2,690,904, and $2,284,009, respectively, in investment management fees.

     The Investment Management Agreement has an initial term of two years and will continue in effect for year to year thereafter provided such continuance is specifically approved at least annually (a) by the Company’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such
Independent Directors casting votes in person at a meeting called for such purpose. The Fund or the manager may terminate the Investment Management Agreement on 60 days’ written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

     The Fund bears expenses incurred in its operations including: taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, shareholders or employees of Legg Mason or the manager; SEC fees and state Blue Sky fees; charges of custodians; transfer and dividend disbursing agent’s fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

Code of Ethics

        Pursuant to Rule 17j-1 of the 1940 Act, the manager and the distributors have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the manager and the distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

     Although individual Directors may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

     Attached as Appendix A is a summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of the Fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

          Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://

www.citigroupam.com and (3) on the SEC’s website at http://www.sec.gov.

 Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Fund.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Company’s Independent
Directors.

KPMG LLP, 345 Park Avenue, NewYork, NewYork 10154, serves as independent registered public accounting firm to audit and report on the Fund’s financial statements for the fiscal year ending September 30, 2006.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, (“State Street” or the “Custodian”), serves as the custodian of the Company on behalf of the Fund. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The Custodian neither determines the Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc., (“PFPC” or the “transfer agent”) whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the transfer agent and shareholder services agent of the Fund. Prior to
January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the Fund’s transfer agent. During the fiscal year ended September 30, 2005, the Fund paid CTB $312,750 in transfer agency fees.

PURCHASE OF SHARES

General

          Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C, Class Y, or Class 1 shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

     Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of Internal Revenue Code of 1986, as amended (the “Code”), the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment require-

   ment for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and directors/trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the transfer agent. Share certificates for the Fund will no longer be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored.

     Purchase orders received by the Fund or a Smith Barney Financial Advisor prior to the close of regular trading on the New York Stock Exchange
(“NYSE”), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan.

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or
the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGMI or the transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Alternatives

          The Fund offers five classes (“Classes”) of shares: Class A, Class B, Class C, Class Y and Class 1. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a contingent deferred sales charge (“deferred sales charge”) payable upon certain redemptions. Class C shares are sold without an initial sales charge, but with higher ongoing expenses and a deferred sales charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of
$15,000,000. Class 1 shares are sold to investors with an initial sales charge, but are only available to eligible Class 1 shareholders. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

     The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

     Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Sales Charge

Sales Charge

Dealers’ Reallowance

as a % of

as a % of

as % of

Amount of Investment

Offering Price

Amount Invested

Offering Price

Less than $

25,000

5.00
%

5.26
%

4.50

%

  $25,000–$

49,999

4.25

4.44

3.83

  $50,000–$

99,999

3.75

3.90

3.38

  $100,000–$

249,999

3.25

3.36

2.93

  $250,000–$

499,999

2.75

2.83

1.48

  $500,000–$

999,999

2.00

2.04

1.80

 $

1,000,000 or more*

-0
-

-0
-

-0
-

*
 A distributor may pay up to

1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the Fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and ser- vice fee starting immediately after purchase. Please contact your Service Agent for more information.

     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the

Fund made at

one time by any “person,” which includes an individual and his or her spouse and

children under the age of 21, or a

trustee or other

fiduciary of a single trust estate or single fiduciary account.

     Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

     Class C Shares. Class C shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

     Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet
LLC acts as the plan’s record-keeper; or 401(k) plans of Citigroup and its affiliates).

     Class 1 Shares. Class 1 shares are offered only through PFS Accounts, and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

As % of

As % of

Offering

Net Amount

Amount of Investment

Price

Invested

Less than $10,000

8.50
%

9.29
%

$10,000 but less than $25,000

7.75
%

8.40
%

$25,000 but less than $50,000

6.00
%

6.38
%

$50,000 but less than $100,000

4.50
%

4.71
%

$100,000 but less than $250,000

3.50
%

3.63
%

$250,000 but less than $400,000

2.50
%

2.56
%

$400,000 but less than $600,000

2.00
%

2.04
%

$600,000 but less than $5,000,000

1.00
%

1.01
%

$5,000,000 or more

0.25
%

0.25
%

Class 1 shares may be purchased at net asset value by the Primerica Plan for eligible Class 1 purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses.
The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers.

Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i)

board members and employees of Citigroup and its subsidiaries and any CAM-affiliated funds including the Smith Barney Mutual Funds (including retired board members and employees); the immediate families of such persons
(including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii)

employees of members of NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c)

purchases of Class A shares by any client of a newly employed Smith Barney Financial Advisor (for a period up to 90 days from the commencement of the Financial Advisor’s employment with CGMI), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Advisor’s prior employer, (ii) was sold to the client by the Financial Advisor and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed

Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within

60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGMI; (i)

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (j) “

k” choice purchases of Class A shares by

Section 403(b) or

Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) purchases by Intergraph Corporate
Stock Bonus Plan participants reinvesting distribution pro-

 ceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans participating in the CGMI ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

     Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of the Fund through an omnibus account.

      The Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares load-waived. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

     Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the
Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Accumulation Privilege

—lets you combine the

current value of Class A shares of the Fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

you; or

your spouse and children under the age of 21; and

     that are

offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

     Shares of Smith Barney money market funds (

other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined.

     However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation
Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios,
Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

      If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different
Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

     Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent

—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a

13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level

Goal amounts, as follows:

(1) $

25,000

(4) $
250,000

(2) $
50,000

(5) $
500,000

(3) $
100,000

(6) $
1,000,000

     Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level
Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

     When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined,

of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level
Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the
Letter.

     Eligible Fund Purchases. Generally,

any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds (

except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

Shares of Smith Barney Exchange Reserve Fund

     Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)

Class C shares of Smith Barney Inflation Management Fund

      Class C shares of Smith Barney Intermediate Maturity California Municipals Fund

     Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund

Class C shares of Smith Barney Limited Term Portfolio

     Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios

     Class C shares of Smith Barney Short Duration Municipal Income Fund

      Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

     This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

      Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith
Barney Financial Advisor, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

     Eligible Prior Purchases: You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in
Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

     Backdating Letter.

You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund

Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

     Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The
13-month period during which the Asset Level Goal must be achieved will remain unchanged.

     Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

     Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

     Escrowed Shares. Shares equal in value to five percent (

5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

     Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the
Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

     Letter of Intent—Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund’s Class A shares, which may include a deferred sales charge of 1.00% . Please contact a Smith
Barney Financial Advisor or the transfer agent for further information.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B and Class C share is equal to the net asset value at the time of purchase. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1 million is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class C shares, and on Class A shares when purchased in amounts exceeding $1 million. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund.

Class A (net asset value of $10.74 plus 5.26% of net asset value per share

$11.31

Deferred Sales Charge Provisions

     “Deferred Sales Charge Shares” are (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

     Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase.
In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

Year Since Purchase Payment Was Made

Deferred Sales Charge

First

5.00
%

Second

4.00

Third.

3.00

Fourth

2.00

Fifth

1.00

Sixth and thereafter

0.00

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

     In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be retained by LMIS except with respect to Class B shares sold by a PFS Registered Representative, for which the deferred sales charge will be retained by PFS.

     To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to
$12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares
($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

     The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (provided, however, that automatic cash withdrawals in amounts equal to or less than
2.00% per month of the value of the shareholder’s shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c)

redemptions of shares within 12 months following the death or disability of the shareholder; (d)

redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70
 1 / 2 . In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 13, 2005 will be
“grandfathered” and will be eligible to obtain the waiver at age 59 1 / 2 by demonstrating such eligibility at the time of redemption; (e)
involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances,

reinvest all or part of the redemption proceeds within

60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

     Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program

      The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper.
Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

     There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

     The class of shares you may purchase depends on the amount of your initial investment:

     Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

     Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances:

      If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney mutual funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

     Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

     For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds
Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

 PFS ACCOUNTS

     Initial purchase of shares of the Fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for the PFS in its role as co-distributor, in accordance with the terms of the Prospectus.

     Shares purchased will be held in the shareholder’s account by PFPC. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by PFPC.

     Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for
Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund’s Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGMI, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica
Shareholder Services prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

     Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered
Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder
Services at (800) 544-5445 to obtain proper wire instructions.

     Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000.
By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services and PFPC to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular subsequent investment procedure described above.

     An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

     Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

 REDEMPTION OF SHARES

     Detailed information on how to redeem shares of the Fund is included in the Prospectus. The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the
Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

Distributions in Kind

If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

PFS Accounts

     Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to PFPC, c/o Primerica
Shareholder Services, at P.O. Box 9662, Providence, RI 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445,
Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

     The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration.
If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

     Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a Section 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and
8:00 p.m. eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $

50,000. Section 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica
Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund’s regular redemption procedure described above.

     Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account. The Service
Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

   Automatic Cash Withdrawal Plan

     An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $

10,000 ($

5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $

50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

     Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with your
Service Agent. Applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent or the transfer agent.

DISTRIBUTORS

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202;

CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and

PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December
1, 2005 (the “distribution agreements”), which were approved by the Fund’s Board of Directors and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the Fund’s distributors.

     LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the Fund.

     The aggregate dollar amount of commissions and deferred sales charges on Class A, Class B, Class C and Class 1 shares received by CGMI and PFS during the fiscal years ended September 30, 2003, 2004 and 2005 were as follows:

Initial Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005

$
14,409

2004

$
56,688

2003

$
88,590

Class A Shares (paid to PFS)

2005

$
445,231

2004

$
544,312

2003

$
491,410

Class C Shares (paid to CGMI)

For the fiscal year ended September 30:

2005

$
0

2004

$
18,000

2003

$
18,000

Class 1 Shares (paid to CGMI)

For the fiscal years ended September 30:

2005

$
53

2004

$
169

2003

$
4,787

Class 1 Shares (paid to PFS)

For the fiscal years ended September 30:

2005

$
16,295

2004

$
22,831

2003

$
21,213

Deferred Sales Charges

Class A Shares (paid to CGMI)

For the fiscal year ended September 30:

2005

$
111

2004

$
1,000

2003

$
0

Class B Shares (paid to CGMI)

For the fiscal year ended September 30:

2005

$
41,943

2004

$
51,537

2003

$
72,168

Class B Shares (paid to PFS)

For the fiscal year ended September 30:

2005

$
165,778

2004

$
181,463

2003

$
187,832

Class C Shares (paid to CGMI)

For the fiscal year ended September 30:

2005

$
687

2004

$
1,000

2003

$
0

     When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor’s brokerage account and the distributors may benefit from the temporary use of the funds. The Company’s Board of Directors has been advised of the benefits to the distributors resulting from these settlement procedures and took such benefits into consideration when approving the Investment Management and Distribution Agreements.

Distribution Arrangements

     The Fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. The only Classes of shares offered for sale through PFS are Class A, Class B and Class 1 shares. Under the Distribution Plan, the Fund pays service and distribution fees to each of LMIS, CGMI and
PFS for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and for providing services to Class A, Class B and Class C shareholders. The co-distributors will provide the
Fund’s Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of

0.25% of the value of the Fund’s average daily net assets attributable to the Fund’s Class A, Class B and Class C shares. In addition, the Fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of

0.75% of the Fund’s average daily net assets.

     Prior to December 1, 2005, the Fund paid service and distribution fees directly to CGMI and PFS Distributors under separate Distribution Plans with respect to shares sold through CGMI and PFS Distributors.

     The following service and distribution fees were incurred by the Fund pursuant to the Distribution Plans in effect during the periods indicated:

Fiscal Year

Fiscal Year

Fiscal Year

Ended 9/30/03

Ended 9/30/04

Ended 9/30/05

Class A

$278,637

$
364,770

$
347,249

Class B

$888,356

$
1,035,329

$
979,660

Class C

$188,223

$
230,429

$
178,147

     PFS will pay for the printing of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will pay for supplementary sales literature and other promotional costs. Such expenses incurred by PFS are distribution expenses within the meaning of the Plan and may be paid from amounts received by PFS from the Fund under the Plan.

     For the fiscal year ended September 30, 2005, CGMI and PFS incurred distribution expenses totaling $1,141,278, consisting of:

Financial

Advisor

Branch

Advertising

Printing

Compensation

Expenses

Expense

Expense

$872,843

$209,647

$52,552

$6,236

     Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plans also must be approved by the Directors and Independent Directors in the manner described above. The Distribution Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act).

VALUATION OF SHARES

     The net asset value per share of the Fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ.

     The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value.
The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the manager.

     The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the Fund invests in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.

     Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

 EXCHANGE PRIVILEGE

     Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder’s state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

       B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable deferred sales charge of the two funds and, for purposes of calculating deferred sales charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

        C. Class C shares of any fund may be exchanged without a sales charge. For purposes of deferred sales charge applicability, Class C shares of the
Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

     The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

     Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund’s management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund’s policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

     During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

 TAXES

     The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by
U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

   The Fund and Its Investments

     The Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive
90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

     Fund investment in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

     As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its
“investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

      If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the
Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency forward contract option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

     The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments
(including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the
Fund’s investments.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

     Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called
“passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

     If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

      Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the
Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

     The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   Taxation of U.S. Shareholders

     Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses
(including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

     Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits
(“regular dividends”) are generally subject to tax as ordinary income.

      Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31,
2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses.
The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the
Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose,
“qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

     We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.
An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

     Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

      Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

     Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes

     Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

     Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

      If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   Taxation of Non-U.S. Shareholders

      Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

     In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

     For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i)
are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s“qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

     Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests”
(“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by real estate investment trust or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

     However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the real estate investment trust or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a real estate investment trust which is regularly traded on an established US securities market and the real estate investment trust shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of distribution. In such event, the gains are treated as dividends paid to a
non-U.S. shareholder.

     A non U.S. shareholder will need to provide appropriate documentation, including a valid U.S. Form W-8BEN or other appropriate form, to avoid imposition of backup withholding.

     The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

 ADDITIONAL INFORMATION

     The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company was incorporated under the name Hutton Investment Series, Inc. The Company’s corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc.,
and Smith Barney Investment Funds Inc., respectively. The Fund offers shares of common stock currently classified into five Classes, A, B, C, Y and 1, with a par value of $.001 per share. Each Class represents an identical interest in the Fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each
Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The
Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

     The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company’s outstanding shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholders vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one fund or one Class of shares.

     Annual and Semi-Annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service
Agent or the transfer agent.

     Licensing Agreement. Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.
Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management.” Legg Mason and its
affiliates, as well as the fund’s investment adviser, are not affiliated with Citigroup.

     All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Legal Matters

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its affiliates, including the manager and Salomon Brothers Asset Management Inc (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’
fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this SAI, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

     Recent Developments. On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the
order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First
Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the manager and other advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by
First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the material provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires
Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers.
The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the
Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent. SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

 *   *   *

     Beginning in August 2005, five punative class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM
(together, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds (the “Funds”), rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related actions was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this SAI, CAM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

 *   *   *

     The Fund has received information concerning SBFM and SBAM as follows:

     On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry-wide inspection by the SEC and is based upon alleged defi-

ciencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

     SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform its respective investment management services relating to the Fund.

 FINANCIAL STATEMENTS

     The Fund’s Annual Report for the fiscal year ended September 30, 2005 is incorporated herein by reference in its entirety (filed on December 8, 2005;
accession number 0000930413-05-008160).

 OTHER INFORMATION

      We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

     That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

     Classic Series—our portfolio manager driven funds

       Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

     Research Series—driven by exhaustive fundamental securities analysis

       Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

     Style Pure Series—our solution to funds that stray

       Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure
Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

 Concerning Citigroup Asset Management1 (CAM)
   Proxy Voting Policies and Procedures

     The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

     CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

     In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’(ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

     In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation
(i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent

1

  Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December
1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC,
Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset
Management Inc, Smith Barney Fund Management LLC and their affiliated advisory enti- ties, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg
Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC, are not affiliated with Citigroup.

A-1

business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

     CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because
CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

A-2

SMITH BARNEY SMALL CAP GROWTH FUND

Statement of Additional Information

January 30, 2006

   SMITH BARNEY
   SMALL CAP GROWTH FUND
   125 Broad Street
   New York, New York 10004

 Supplement to SAI dated 02/17/2006

  SUPPLEMENT DATED FEBRUARY 17, 2006

  TO THE

  STATEMENTS OF ADDITIONAL INFORMATION

  OF THE

  FUNDS INDICATED BELOW

  The following supplements (and supersedes, where applicable) the information contained in the funds’ Statements of Additional Information concerning sales charge waivers that apply to purchases of Class A shares of the Funds:

  Purchases of Class A shares may be made at net asset value without an initial sales charge by (i)

Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii)

any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase).

Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information.

Citifunds Trust I

Smith Barney Emerging Markets Equity Fund

January 4, 2005

SB Adjustable Rate Income Fund

September 28, 2005

Smith Barney Shares

Smith Barney Aggressive Growth Fund Inc.

December 29, 2005

Smith Barney Allocation Series Inc.

May 31, 2005

Balanced Portfolio

Conservative Portfolio

Growth Portfolio

High Growth Portfolio

Income Portfolio

Smith Barney Appreciation Fund Inc.

April 30, 2005

Smith Barney Arizona Municipals Fund Inc.

September 28, 2005

Smith Barney California Municipals Fund Inc.

June 28, 2005

Smith Barney Core Plus Bond Fund Inc.

March 18, 2005

Smith Barney Equity Funds

Smith Barney Social Awareness Fund

May 31, 2005

Smith Barney Fundamental Value Fund Inc.

January 28, 2006

Smith Barney Funds, Inc.

Smith Barney Large Cap Value Fund

April 29, 2005

Smith Barney Short-Term Investment Grade Bond Fund

April 29, 2005

U.S. Government Securities Fund

April 29, 2005

Smith Barney Income Funds

Smith Barney Dividend and Income Fund

November 28, 2005

SB Convertible Fund

November 28, 2005

Smith Barney Shares

Smith Barney Diversified Strategic Income Fund

November 28, 2005

Smith Barney High Income Fund

November 28, 2005

Smith Barney Municipal High Income Fund

November 28, 2005

SB Capital and Income Fund

Smith Barney Shares

April 29, 2005

Smith Barney Total Return Bond Fund

November 28, 2005

Smith Barney Investment Funds Inc.

Smith Barney Government Securities Fund

April 29, 2005

Smith Barney Hansberger Global Value Fund

August 29, 2005

Smith Barney Investment Grade Bond Fund

April 29, 2005

Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund

August 29, 2005

2

Smith Barney Multiple Discipline Funds — Balanced All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — Global All Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — Large Cap Growth and Value Fund

August 29, 2005

Smith Barney Multiple Discipline Funds — All Cap and International Fund

August 29, 2005

Smith Barney Real Return Strategy Fund

January 30, 2006

Smith Barney Small Cap Value Fund

January 30, 2006

Smith Barney Small Cap Growth Fund

January 30, 2006

Smith Barney Investment Series

SB Growth and Income Fund

February 25, 2005

Smith Barney Shares

Smith Barney International Fund

February 25, 2005

Smith Barney Dividend Strategy Fund

February 25, 2005

Smith Barney Investment Trust

Smith Barney Intermediate Maturity California Municipals Fund

March 28, 2005

Smith Barney Intermediate Maturity New York Municipals Fund

March 28, 2005

Smith Barney Large Capitalization Growth Fund

March 28, 2005

Smith Barney Mid Cap Core Fund

March 28, 2005

Smith Barney Classic Values Fund

March 28, 2005

Smith Barney Managed Municipals Fund Inc.

June 28, 2005

Smith Barney Massachusetts Municipals Fund

March 29, 2005

Smith Barney Muni Funds

Florida Portfolio

July 29, 2005

Georgia Portfolio

July 29, 2005

Limited Term Portfolio

July 29, 2005

National Portfolio

July 29, 2005

New York Portfolio

July 29, 2005

Pennsylvania Portfolio

July 29, 2005

Smith Barney New Jersey Municipals Fund, Inc.

July 29, 2005

Smith Barney Oregon Municipals Fund

August 28, 2005

3

Smith Barney Sector Series Fund Inc.

February 25, 2005

Smith Barney Financial Services Fund

Smith Barney Health Sciences Fund

Smith Barney Technology Fund

Smith Barney Small Cap Core Fund, Inc.

April 29, 2005

Smith Barney Trust II

Smith Barney Diversified Large Cap Growth Fund

February 25, 2005

Smith Barney International Large Cap Fund

April 29, 2005

Smith Barney Small Cap Growth Opportunities Fund

February 25, 2005

Smith Barney Capital Preservation Fund

February 25, 2005

Smith Barney Capital Preservation Fund II

February 25, 2005

Smith Barney Short Duration Municipal Income Fund

February 25, 2005

Smith Barney World Funds, Inc.

Smith Barney Inflation Management Fund

February 28, 2005

4

 Supplement to SAI dated 04/07/2006

  APRIL 7, 2006

  SUPPLEMENT
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF EACH SMITH BARNEY AND SB MUTUAL FUND LISTED BELOW

  The following supplements, and to the extent inconsistent therewith, supersedes the information contained in each Fund’s Prospectus and
Statement of Additional Information.

  Effective
April 7, 2006, each Registrant (except CitiFunds Trust I) and Fund will be renamed by replacing “Smith Barney” or “SB” with “Legg Mason Partners” as listed below.

  There will be no change in the Funds’ investment objective(s)
or investment policies as a result of the name changes.

  For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Registrant/Fund Name

Date of Current Prospectus and SAI

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Adjustable Rate Income Fund

September 28, 2005

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Aggressive Growth Fund, Inc.

December 29, 2005

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

April 30, 2005

Legg Mason Partners Arizona Municipals Fund, Inc.

Legg Mason Partners Arizona Municipals Fund, Inc.

September 28, 2005

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

November 28, 2005

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2005

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Fundamental Value Fund, Inc.

January 28, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

April 29, 2005

Legg Mason Partners Short-Term Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners U.S. Government Securities Fund

April 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

April 29, 2005

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Diversified Strategic Income Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Exchange Reserve Fund

November 28, 2005

Legg Mason Partners High Income Fund

November 28, 2005

Legg Mason Partners Municipal High Income Fund

November 28, 2005

Legg Mason Partners Total Return Bond Fund

November 28, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Government Securities Fund

April 29, 2005

Legg Mason Partners Hansberger Global Value Fund

August 29, 2005

Legg Mason Partners Investment Grade Bond Fund

April 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29,2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29,2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29,2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 30, 2006

Legg Mason Partners Small Cap Value Fund

January 30, 2006

Legg Mason Partners Investment Series

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity California Municipals Fund

March 30, 2006

Legg Mason Partners Intermediate Maturity New York Municipals Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

June 28, 2005

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

March 30, 2006

Legg Mason Partners Municipal Funds

Legg Mason Partners Florida Municipals Fund

July 29, 2005

Legg Mason Partners Georgia Municipals Fund

July 29, 2005

Legg Mason Partners Limited Term Municipals Fund

July 29, 2005

Legg Mason Partners National Municipals Fund

July 29, 2005

Legg Mason Partners New York Municipals Fund

July 29, 2005

Legg Mason Partners Pennsylvania Municipals Fund

July 29, 2005

Legg Mason Partners New Jersey Municipals Fund, Inc.

Legg Mason Partners New Jersey Municipals Fund, Inc.

July 29, 2005

New Registrant/Fund Name

Date of Current Prospectus and SAI

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Oregon Municipals Fund

August 28, 2005

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Capital Preservation Fund

February 28, 2006

Legg Mason Partners Capital Preservation Fund II

February 28, 2006

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

April 29, 2005

Legg Mason Partners Short Duration Municipal Income Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Inflation Management Fund

February 28, 2006

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

April 29, 2005

  FD 03385

 Supplement to SAI dated 07/12/2006

  Supplement dated July 12, 2006

  to the Prospectuses and Statements of Additional Information

  of the Funds indicated below

  The following supplements the Prospectus and Statement of
Additional Information for each fund listed below:

  Management

  On August 1, 2006,

Legg Mason Partners Fund Advisor, LLC (or LMPFA) will become the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds.

As set forth in Schedule I to this Supplement, CAM North America, LLC, Batterymarch Financial Management, Inc. and/or Western Asset Management Company will become the fund’s subadviser(s) on August 1, 2006.

CAM North America, LLC (or CAM N.A.), with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (or Legg Mason) in December 2005. Batterymarch Financial Management, Inc. (or Batterymarch), established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006. Western Asset Management Company (or Western Asset), established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA, CAM N.A., Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason.

1

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to CAM N.A., Batterymarch and/or Western Asset, as applicable, the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees, will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions.
The fund’s investment management fee remains unchanged.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, fund shareholders will be asked to elect a new Board, approve matters that will result in the fund being grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and adopt a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies. Proxy materials describing these matters are expected to be mailed later in 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first quarter of 2007.

Share class standardization

The following supplements the Prospectus and Statement of Additional Information for each fund other than Legg Mason Partners S&P 500 Index Fund:

The fund’s Board has approved certain share class modifications to, among other things, standardize the pricing and features of all equity and fixed income funds in the fund complex. As a result, a fund’s front-end sales load and/or contingent deferred sales charge amount and/or schedule may increase in some cases or may decrease in other cases. The modifications are expected

2

to be implemented during the fourth quarter of 2006. The fund’s Prospectus will be further supplemented prior to their implementation.

Effective July 12, 2006, the Legg Mason Partners funds and Salomon Brothers funds will reduce the minimum initial and subsequent investment requirements to $

1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

Reorganization

The following supplements the Prospectus and Statement of Additional Information for each fund listed as an Acquired Fund on Schedule II to this Supplement:

The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the
“Acquiring Fund”) listed opposite the fund on Schedule II in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed later in 2006. If the reorganization is approved by fund shareholders, it is expected to occur during the first quarter of 2007. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus (except for, as noted later in this supplement, Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund).

New investment manager or subadviser

The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule III to this Supplement:

3

In addition to the investment manager and subadviser changes discussed in the “Management” section above, the fund’s Board has approved a new investment manager or subadviser for the fund, as indicated for the fund on Schedule III. In each case the new manager or subadviser is an affiliate of Legg Mason. Under the Investment Company Act of 1940, as amended, shareholder approval of the agreement with the new manager or subadviser must be obtained, and the Board has authorized seeking such approval. Proxy materials describing the new manager or subadviser are expected to be mailed later in 2006. If shareholder approval is obtained, the new manager or subadviser would replace the fund’s then-current manager or subadviser, as described in the “Management” section above.

Investment strategy and other investment-related changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value:

The fund’s Board has approved an investment strategy change for the fund and the fund’s change to non-diversified status. The changes will occur in conjunction with the proposed change of manager, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the investment strategy change prior to its implementation. The fund’s change to non-diversified status requires shareholder approval, and the Board has authorized seeking such approval. Proxy materials describing the change are expected to be mailed later in 2006.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International All Cap Growth Fund and Legg Mason Partners Financial Services
Fund:

The fund’s Board has approved an investment strategy change for the fund. The change will occur in conjunction with the proposed change of subadviser, which is subject to shareholder approval. Shareholders will receive more detailed information regarding the change prior to its implementation.

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners International Large Cap Fund:

4

The fund’s Board has approved an investment strategy change for the fund and a change to the fund’s 80% investment policy. Shareholders will receive more detailed information regarding these changes prior to their implementation.

Fund closures

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Health Sciences Fund and Legg Mason Partners Technology Fund:

Effective as of the close of business on July 12, 2006, the fund will be closed to all new purchases and incoming exchanges. The fund will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction until August 11, 2006 in order to permit them to select an investment alternative. In addition, the fund will remain open for dividend reinvestment and
Class B to Class A conversions. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the fund will be waived as of the close of business on July 12, 2006.

Dividends and distributions

The following supplements the Prospectus for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

The fund generally pays dividends, if any, monthly, and makes capital gain distributions, if any, once a year, typically in December.

Portfolio manager changes

The following supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Capital and Income Fund and supercedes any contrary information:

Effective

July 17, 2006, the manager has appointed

Robert Gendelman to manage the equity portion of the Fund’s portfolio. Mr. Gendelman was employed by Cobble Creek Partners, L.P., a registered investment adviser, beginning in October 2003 and prior to that time was a portfolio manager at Neuberger and Berman for more than five years.

5

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Capital Fund Inc and Salomon Brothers Mid Cap Fund and supercedes any contrary information:

Effective

July 12, 2006, the manager has appointed

Brian Posner and

Brian Angerame to co-manage the Fund. Mr. Posner is the Chief Executive Officer of ClearBridge Advisors and is an investment officer of the manager. He joined Legg Mason and the manager in 2005. Previously, he was a
Co-Founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000. Mr. Angerame is a Director and investment officer of the manager. He joined the manager in 2000.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Fund Inc and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, an investment officer of the manager and a co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 1995. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Legg Mason Partners Growth and Income Fund and supercedes any contrary information:

Michael Kagan is responsible for the day-to-day management of the fund. Mr. Kagan, investment officer of the manager and co-director of research for CAM North America, LLC, has managed or co-managed the fund’s portfolio since 2000. Mr. Kagan has been with the manager since 1994.

The following information supplements the Prospectus and Statement of Additional Information for Salomon Brothers Small Cap Growth Fund and supercedes any contrary information:

The portfolio managers are primarily responsible for the day-to-day operation of the fund.

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

  Vincent Gao, CFA

  With respect to the
fund, team leader, responsible for oversight and portfolio strategy; sector manager for small cap growth and balanced strategies and analyst covering technology; joined the investment manager or its affiliates or their predecessor firms in
1999.

January 2003

6

Portfolio Management Team Members, Past 5 years’ business experience

Portfolio Manager Since

  Robert Feitler

  With respect to the
fund, team member analyst responsible for financial services sector with responsibility for buy and sell decisions in that sector; co-manager for large cap value strategies; team leader for small cap growth strategies; sector manager for small cap growth and balanced strategies; joined the investment manager or its affiliates or their predecessor firms in 1995.

February 1995

  Dmitry Khaykin

  With respect to the
fund, team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering communications and media; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003, was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co.
Inc.

June 2003

  Margaret Blaydes

  With respect to the
fund, team member analyst responsible for consumer sector with responsibility for buy and sell decisions in that sector; sector manager for small cap growth and balanced strategies; analyst covering tobacco, beverages, retail and consumer; joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003 was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc.

March 2003

* * *

* “Salomon Brothers,” “Smith Barney” and “Citi” are service marks of Citigroup Inc., licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

* * *

7

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Balanced Fund

May 31, 2006

Legg Mason Partners Lifestyle Conservative Fund

May 31, 2006

Legg Mason Partners Lifestyle Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle High Growth Fund

May 31, 2006

Legg Mason Partners Lifestyle Income Fund

May 31, 2006

Legg Mason Partners Aggressive Growth Fund Inc.

December 29, 2005

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

August 29, 2005

Legg Mason Partners Multiple Discipline Funds All Cap and International

August 29, 2005

Legg Mason Partners Real Return Strategy Fund

January 30, 2006

Legg Mason Partners Small Cap Growth Fund

January 28, 2006

Legg Mason Partners Small Cap Value Fund

January 28, 2006

Legg Mason Partners Hansberger Global Value Fund

August 30, 2005

8

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Equity Funds

Legg Mason Partners Social Awareness Fund

May 31, 2006

Legg Mason Partners Funds, Inc.

Legg Mason Partners Large Cap Value Fund

May 1, 2006

Legg Mason Partners Income Funds

Legg Mason Partners Capital and Income Fund

May 1, 2006

Legg Mason Partners Convertible Fund

November 28, 2005

Legg Mason Partners Dividend and Income Fund

November 28, 2005

Legg Mason Partners Small Cap Core Fund, Inc.

May 1, 2006

Legg Mason Partners Fundamental Value Fund Inc.

January 28, 2006

Legg Mason Partners Sector Series, Inc.

Legg Mason Partners Financial Services Fund

February 28, 2006

Legg Mason Partners Health Sciences Fund

February 28, 2006

Legg Mason Partners Technology Fund

February 28, 2006

Legg Mason Partners Investment Trust

Legg Mason Partners Classic Values Fund

March 30, 2006

Legg Mason Partners Large Cap Growth Fund

March 30, 2006

Legg Mason Partners S&P 500 Index Fund

May 1, 2006

Legg Mason Partners Mid Cap Core Fund

March 30, 2006

9

Fund

Date of Prospectus and Statement of Additional Information*

Legg Mason Partners Appreciation Fund, Inc.

May 1, 2006

Legg Mason Partners World Funds, Inc.

Legg Mason Partners International All Cap Growth Fund

February 28, 2006

Legg Mason Partners Investment Series

Legg Mason Partners International Fund

February 28, 2006

Legg Mason Partners Dividend Strategy Fund

February 28, 2006

Legg Mason Partners Growth and Income Fund

February 28, 2006

Legg Mason Partners Trust II

Legg Mason Partners Diversified Large Cap Growth Fund

February 28, 2006

Legg Mason Partners Small Cap Growth Opportunities Fund

February 28, 2006

Legg Mason Partners International Large Cap Fund

February 28, 2006

Salomon Funds Trust

Salomon Brothers Mid Cap Fund

May 1, 2006

CitiFunds Trust I

Legg Mason Partners Emerging Markets Equity Fund

February 28, 2006

Salomon Brothers Capital Fund Inc

May 1, 2006

Salomon Brothers Series Funds Inc

Salomon Brothers Balanced Fund

May 1, 2006

Salomon Brothers Small Cap Growth Fund

May 1, 2006

Salomon Brothers Investors Value Fund Inc

May 1, 2006

10

Fund

Date of Prospectus and Statement of Additional Information*

The Salomon Brothers Fund Inc

June 30, 2006

*

As supplemented.

11

Schedule I – Subadvisers

Fund

Subadviser(s)

Legg Mason Partners Lifestyle Balanced Fund

CAM N.A.

Legg Mason Partners Lifestyle Conservative Fund

CAM N.A.

Legg Mason Partners Lifestyle Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle High Growth Fund

CAM N.A.

Legg Mason Partners Lifestyle Income Fund

CAM N.A.

Legg Mason Partners Aggressive Growth Fund, Inc.

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

CAM N.A. and

Western Asset

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

CAM N.A.

Legg Mason Partners Multiple Discipline Funds All Cap and International

CAM N.A. and

Causeway Capital Management LLC

Legg Mason Partners Real Return Strategy Fund

CAM N.A.,

Western Asset and

Batterymarch

Legg Mason Partners Small Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Value Fund

CAM N.A.

Legg Mason Partners Hansberger Global Value Fund

Hansberger Global Investors, Inc.*

Legg Mason Partners Social Awareness Fund

CAM N.A.

12

Fund

Subadviser(s)

Legg Mason Partners Large Cap Value Fund

CAM N.A.

Legg Mason Partners Capital and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Convertible Fund

CAM N.A.

Legg Mason Partners Dividend and Income Fund

CAM N.A. and

Western Asset

Legg Mason Partners Small Cap Core Fund, Inc.

Batterymarch

Legg Mason Partners Fundamental Value Fund, Inc.

CAM N.A.

Legg Mason Partners Financial Services Fund

Batterymarch

Legg Mason Partners Health Sciences Fund

Batterymarch

Legg Mason Partners Technology Fund

Batterymarch

Legg Mason Partners Classic Values Fund

Olstein & Associates, L.P.*

Legg Mason Partners Large Cap Growth Fund

CAM N.A.

Legg Mason Partners S&P 500 Index Fund

Batterymarch

Legg Mason Partners Mid Cap Core Fund

CAM N.A.

Legg Mason Partners Appreciation Fund, Inc.

CAM N.A.

Legg Mason Partners International All Cap Growth Fund

CAM N.A.

Legg Mason Partners International Fund

Batterymarch

Legg Mason Partners Dividend Strategy Fund

CAM N.A.

Legg Mason Partners Growth and Income Fund

CAM N.A.

Legg Mason Partners Diversified Large Cap Growth Fund

CAM N.A.

Legg Mason Partners Small Cap Growth Opportunities Fund

CAM N.A.

13

Fund

Subadviser(s)

Legg Mason Partners International Large Cap Fund

Batterymarch

Salomon Brothers Mid Cap Fund

CAM N.A.

Legg Mason Partners Emerging Markets Equity Fund

Legg Mason International Equities Limited*

Salomon Brothers Capital Fund Inc

CAM N.A.

Salomon Brothers Balanced Fund

CAM N.A. and

Western Asset

Salomon Brothers Small Cap Growth Fund

CAM N.A.

Salomon Brothers Investors Value Fund Inc

CAM N.A.

The Salomon Brothers Fund Inc

CAM N.A.

*

The fund’s subadviser is unchanged.

14

Schedule II – Reorganizations

Acquired Fund

Acquiring Fund

Legg Mason Partners Large Cap Value Fund

Salomon Brothers Investors Value Fund Inc

Legg Mason Partners Growth and Income Fund

  Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value

Legg Mason Partners Multiple Discipline Funds All Cap and International

Salomon Brothers Mid Cap Fund

Salomon Brothers Capital Fund Inc

Legg Mason Partners Small Cap Growth Fund

Salomon Brothers Small Cap Growth Fund

Legg Mason Partners Small Cap Growth Opportunities Fund

Legg Mason Partners Technology Fund

Legg Mason Partners Large Cap Growth Fund

Legg Mason Partners Health Sciences Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Dividend and Income Fund

Legg Mason Partners Capital and Income Fund

Salomon Brothers Balanced Fund

Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value

Legg Mason Balanced Trust

Legg Mason Financial Services Fund

Legg Mason Partners Financial Services Fund

Legg Mason Partners International Fund

Legg Mason Partners International Large Cap Fund

15

Schedule III – Manager/Subadviser Proposals

Fund

Proposed New Manager

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

Legg Mason Capital Management, Inc.

Fund

Proposed New Subadviser

Legg Mason Partners Social Awareness Fund

Legg Mason Investment Counsel, LLC

Legg Mason Partners International All Cap Growth Fund

Brandywine Global Asset Management, LLC

Legg Mason Partners Financial Services Fund

Barrett Associates, Inc.

16